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                               STAG VARIABLE LIFE
                        HARTFORD LIFE INSURANCE COMPANY

SUPPLEMENT DATED OCTOBER 20, 1995 TO THE FLEXIBLE PREMIUM VARIABLE LIFE POLICIES
      WITH RESPECT TO THE STAG VARIABLE LIFE PROSPECTUS DATED MAY 1, 1995

The subsection entitled "The Company" should read as follows:

                                  THE COMPANY

Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902. It was subsequently redomiciled to Connecticut. It is a stock life insurance company engaged in the business of writing health and life insurance, both ordinary and group, in all states of the United States and the District of Columbia. Hartford is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford Fire Insurance Company is a subsidiary of ITT Corporation.

Hartford Life Insurance Company has an A+ (superior) rating from A.M. Best and Company, Inc. Hartford has an AA+ rating from both Standard & Poor's and Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the performance of the Separate Account. However, the policy obligations under this variable life insurance policy are the general corporate obligations of Hartford. These ratings do apply to Hartford's ability to meet its insurance obligations under the policy.

Hartford is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1st in each year covering the operations of Hartford for the preceding year and its financial condition on December 31st of such year.

Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years. In addition, Hartford is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance policies. Hartford is also subject to various Federal and state securities laws and regulations.

HV-2019

33-53692